Supplement dated November 13, 2023,

to the Prospectus dated July 2, 2012,

for Titanium Investor℠ Variable Universal Life policies

issued by Protective Life Insurance Company

Titanium Universal Life Variable Account

Supplement dated November 13, 2023,

to the Prospectus, dated July 2, 2012,

for Titanium Investor℠ Variable Annuity policies

issued by Protective Life Insurance Company

Titanium Annuity Variable Account

This Supplement amends certain information contained in the prospectus (the “Prospectus”) for your variable annuity policy or variable universal life insurance policy (collectively the “Policy”) and prior supplements to your Policy Prospectus. Please read this Supplement carefully and keep it with your Policy Prospectus for future reference.

The Board of Trustees of Allspring Variable Trust approved the liquidation of the Allspring VT International Equity Fund (the “Fund”). It is anticipated that the liquidation will take place on or about April 30, 2024 (the “Liquidation Date”). As of that date, the Fund will no longer be available as a subaccount under the Policy. As a result, the subaccount (the “Allspring VT International Equity Fund subaccount”) that invests in the Fund will also be liquidated.

Policy Value on the Liquidation Date.  If you have Policy Value allocated to the Allspring VT International Equity Fund subaccount as of 3:00 p.m. Central Time on April 30, 2024, Protective Life Insurance Company (“Protective”) will automatically transfer that Policy Value to the BNY Mellon Variable Investment Fund: Government Money Market Portfolio (the “Money Market subaccount”).  Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 p.m. Central Time on April 26, 2024, purchase payments and Policy Value may no longer be allocated or transferred into the Allspring VT International Equity Fund subaccount. Any request we receive at or after 3:00 p.m. Central Time on April 26, 2024, for the allocation of purchase payments or Policy Value to the Allspring VT International Equity Fund subaccount will result in an allocation of such purchase payment or Policy Value to the Money Market subaccount.

Transfer Rights.  Under your Policy, you are permitted to transfer Policy Value among the subaccounts (also referred to as “Investment Options”) currently available under your Policy. The currently available subaccounts for your Policy can be located online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.”

You may transfer from the Allspring VT International Equity Fund subaccount to any other subaccount(s) from the date of this Supplement until the Liquidation Date without incurring a transfer fee or the transfer counting towards the number of free transfers permitted in any Policy Year.  We will also not impose a transfer fee on any transfer from the Money Market subaccount after the Liquidation Date nor will we count any transfer out of the Money Market subaccount after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Policy Year.

We hope you find the enclosed information helpful.  If you would like another copy of the current prospectus for any of the funds available under the Policy, including the Money Market subaccount, please call us at 800-456-6330.  If you have any questions, please contact your financial representative, or call us. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your Policy Value from the Allspring VT International Equity Fund and/or the Money Market subaccount to other available subaccounts by calling us at 800-456-6330 or through the Internet at www.protective.com.